                                                                      EXHIBIT 99

                               ABS New Transaction


                        Computational Materials (Revised)
                        ---------------------------------

                                   $70,000,000
                      Conseco Finance Securitizations Corp.
                Manufactured Housing Contract Senior/Subordinate
                    Pass-Through Certificates, Series 1999-6
                             Class M-2 and Class B-1



                      Conseco Finance Securitizations Corp.
                                     Seller


                              Conseco Finance Corp.
                   (formerly Green Tree Financial Corporation)
                                    Servicer




November 12, 1999


Merrill Lynch
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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                       TERM SHEET DATED November 12, 1999

                      Conseco Finance Securitizations Corp.
                Manufactured Housing Contract Senior/Subordinate
                    Pass-Through Certificates, Series 1999-6
                             Class M-2 and Class B-1
                                   $70,000,000

                               Subject to Revision


SELLER:        Conseco Finance Securitizations Corp.

SERVICER:      Conseco Finance Corp., formerly Green Tree Financial Corporation.

TRUSTEE:       U.S. Bank National Association, St. Paul, Minnesota.

UNDERWRITERS:  M-2 and B-1:  Merrill Lynch & Co. (Lead), Banc of America
               Securities LLC, Lehman Brothers.

                                            Ratings        WAL @     Exp. Final
To Call                    Amount         Moody's/S&P     175% MHP    Maturity
M-2                      40,000,000          A2/A           9.26       7/31
B-1                      30,000,000        Baa2/BBB+        5.64       7/31

To Maturity
M-2                      40,000,000          A2/A          10.00       7/31


The following Certificates, which are senior to the Class M-2 and B-1 Certificates, are not offered publicly.

Class                              Amount
Class A-1                     830,000,000
Class M-1                      50,000,000


     FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.


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

CUT-OFF DATE:              October 31, 1999 for a portion of the Pool and
                           November 30, 1999 for the remaining portion of the Pool, in each case for contracts other than Subsequent Contracts. For each Subsequent Contract, the trust will be entitled to receive all payments due after the last day of the calendar month in which the subsequent closing occurs.

EXP. PRICING:              Week of November 8, 1999.

EXP. SETTLEMENT/
CLOSING DATE:              November 30, 1999.

INTEREST/PRINCIPAL:        The 1st day of each month (or if such 1st day is not
                           a business day, the next succeeding business day), commencing on January 3, 2000.

OTHER CERTIFICATES:        In addition to the Offered Certificates, the Class
                           A-1, Class M-1, Class B-2, Class B-3I and Class C
                           Certificates will also be issued. The Class B-3I
                           Certificates are interest-only Certificates and the Class C Certificates are residual Certificates which will both be retained by an affiliate of Conseco
                           Finance Corp., and fully subordinated to the A-1, M-1 the Offered Certificates and Class B-2 Certificates.
                           The Class A-1 and M-1 Certificates are not offered publicly and the Class B-2 Certificates will initially be retained by Conseco Finance Corp.

ERISA: Subject to the conditions set forth in the Offering Memorandum, the Class A-1 Certificates are ERISA eligible. No transfer of a Class M or a Class B Certificate will be permitted to be made to any benefit plan unless such plan delivers an opinion of counsel to the Trustee.

SMMEA: The Class A-1 and the Class M-1 Certificates will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") until such time as the amount in the Pre-Funding Account is reduced to zero. At such time, the Class A-1 and M-1 Certificates will be "legal investments" for certain types of institutional investors to the extent provided in SMMEA. The Class M-2, B-1 and B-2 Certificates are not SMMEA eligible.

TAX STATUS:                Two separate REMIC Elections will be made with
                           respect to the Trust for federal income tax purposes.

OPTIONAL REPURCHASE:       20% cleanup call or auction sale subject to certain
                           requirements, if call is not exercised.

THE CONTRACT POOL:         On the Closing Date, the Trust expects to purchase
                           (i) manufactured housing contracts having an aggregate principal balance of approximately
                           $514,039,720 as of the Cut-off Date (the "Initial
                           Contracts") and (ii) additional manufactured housing contracts (the "Additional Contracts").

PRE-FUNDING ACCOUNT:       On the Closing Date, a portion of the proceeds from
                           the sale of the Certificates (the "Pre-Funded
                           Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the Trust to purchase additional contracts
                           (the "Subsequent Contracts") during a period (not longer than 90 days) following the Closing Date (the
                           "Pre-Funding Period") for inclusion in the Contract
                           Pool. The Subsequent Contracts will not exceed 25% of the total Contract Pool. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be paid to the Class A-1 Certificateholders on the next Remittance
                           Date.

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

CREDIT ENHANCEMENT:

                           Class A-1    17% subordination (Class M-1, M-2, B-1,
                                        B-2 and overcollateralization) and
                                        Excess Spread

                           Class M-1    12% subordination (Class M-2, B-1, B-2
                                        and overcollateralization) and Excess
                                        Spread

                           Class M-2    8% subordination (Class B-1, B-2 and
                                        overcollateralization) and Excess Spread

                           Class B-1    5% subordination (Class B-2 and
                                        overcollateralization) and Excess Spread

                           Class B-2    Limited Guarantee,
                                        overcollateralization, and Excess Spread

                                        There will be initial
                                        overcollateralization of approximately
                                        1.5% building to 2.0% (as described in
                                        the next succeeding paragraph) of the
                                        sum of (i) the aggregate Cut-Off Date
                                        principal balance of the manufactured
                                        housing contracts included in the Trust
                                        as of the Closing Date and (ii) the
                                        amount on deposit in the Pre-Funding
                                        Account on the Closing Date.

                                        The Certificateholders will be entitled
                                        to receive additional distributions in
                                        respect of principal on each Remittance
                                        Date to the extent there is any Amount
                                        Available remaining after payment of all interest and principal on the
                                        Certificates and the Monthly Servicing
                                        Fee to the Servicer for such Remittance
                                        Date, until the overcollateralization
                                        amount equals 2% of (i) the aggregate
                                        Cut-Off Date principal balance of
                                        manufactured housing contracts included
                                        in the Trust as of the Closing Date and
                                        (ii) the amount on deposit in the
                                        Pre-Funding Account on the Closing Date.
                                        Such additional distributions in respect of principal will be paid in accordance with the distribution priorities described herein and in the Prospectus and Prospectus Supplement.

DISTRIBUTIONS:             Certificateholders will be entitled to receive on
                           each Remittance Date commencing in January 2000, to the extent that the Amount Available in the Certificate Account (together with, in the case of the Class B-2 Certificates, the Guarantee Payment, as described below) is sufficient therefore, distributions allocable to interest and principal, as described in the Offering Memorandum. The Amount
                           Available on each Remittance Date generally includes the sum of (i) payments on the Contracts due and received during the related Due Period, (ii) prepayments and other unscheduled collections received during the related Due Period, and (iii) all collections of principal on the Contracts received during the Due Period in which such Remittance Date occurs up to and including the third business day prior to such Remittance Date (but in no event later than the 25th day of the month prior to such Remittance Date), minus (iv) with respect to all Remittance Dates other than the Remittance Date in January 2000, all collections in respect of principal on the Contracts received during the related Due
                           Period up to and including the third business day prior to the preceding Remittance Date (but in no event later than the 25th day of the prior month).

                           The Amount Available in the Certificate Account with respect to any Remittance Date will be applied first to the distribution of interest on the Class A-1, Class M-1, Class M-2 and Class B-1 Certificates, and then to the distribution of principal on the Class A-1, Class M-1, Class M-2 and Class B-1 Certificates, in the manner and order

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

                           of priority described below, and then to the distribution of interest and principal on the Class B-2 Certificates.

                           The "Due Period" with respect to all Remittance Dates other than the Remittance Date in January 2000, is the period from and including the 16th day of the second month preceding such Remittance Date, to and including the 15th day of the month immediately preceding such Remittance Date.

                           With respect to the Remittance Date in January 2000, the Due Period is the period from and including November 1, 1999 to and including December 15, 1999.

INTEREST ON THE
CLASS A-1, CLASS M-1,
CLASS M-2 AND CLASS B-1
CERTIFICATES:              Interest will be distributable first to the Class A-1
                           Certificates, then to the Class M-1 Certificates, then to the Class M-2 Certificates and then to the Class B-1 Certificates. Interest on the outstanding
                           Class A-1 Principal Balance, Class M-1 Adjusted
                           Principal Balance, Class M-2 Adjusted Principal
                           Balance, and Class B-1 Adjusted Principal Balance, as applicable, will accrue from the Closing Date or from the most recent Remittance Date on which interest has been paid, to but excluding the following Remittance
                           Date.

                           Each Class of Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis.

                           The "Class M-1 Adjusted Principal Balance" as of any Remittance Date is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                           The "Class M-2 Adjusted Principal Balance" as of any Remittance Date is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Amount. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                           The "Class B-1 Adjusted Principal Balance" as of any Remittance Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

                           The "Class B Principal Balance" as of any Remittance Date is the sum of the Class B-1 and B-2 Principal Balances.

                           In the event that, on a particular Remittance Date, the Amount Available in the Certificate Account, after payment of interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date. Any such amount so carried forward will bear interest at the applicable Remittance Rate, to the extent legally permissible.

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

PRINCIPAL ON THE
CLASS A-1, CLASS M-1,
CLASS M-2 AND CLASS B-1
CERTIFICATES:              The Class A-1 Percentage for any Remittance Date will
                           equal a fraction, expressed as a percentage, the numerator of which is the Class A-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A-1 Principal
                           Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1
                           Principal Balance, otherwise zero, (iii) if the Class
                           M-2 Distribution Test is satisfied on such Remittance
                           Date, the Class M-2 Principal Balance, otherwise zero, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the
                           Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                           The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which
                           (i) the Class A-1 Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                           The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A-1 Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A-1 Principal Balance, if any, (ii) the Class M-1 Principal Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                           The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after January 2004; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.00%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; and (v) the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 26.25%.

                           The Class M-2 Certificateholders will be entitled to receive principal on each Remittance Date on which
                           (i) the Class A-1 Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class M-2 Distribution Test is satisfied.

                           The Class M-2 Percentage for any Remittance Date will equal (a) zero, if the Class A-1 Principal Balance and Class M-1 Principal Balance have not yet been reduced to zero and the Class M-2 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A-1 Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

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

                           The Class M-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after January 2004; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.00%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; and (v) the sum of the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 18.75%.

                           The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which
                           (i) the Class A-1 Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

                           The Class B Percentage for any Remittance Date will equal (a) zero, if the Class A-1 Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or
                           (b) a fraction, expressed as a percentage, the numerator of which is the sum of the Class B Principal Balance and the Overcollateralization Amount as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A-1 Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, if any, and (iv) the sum of the Class B Principal Balance and the Overcollateralization Amount, all as of such Remittance Date.

                           The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after January 2004; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.00%; (iii) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; (v) the Class B Principal Balance plus the Overcollateralization amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 12.75%; and
                           (vi) the Class B Principal Balance must not be less than $20,000,000.

PURCHASE OPTION;
AUCTION SALE               Commencing on the first Remittance Date when the
                           aggregate scheduled principal balance of the contracts is less than or equal to 20% of the aggregate Cut-off Date principal balance of the contracts, the holder of the Class C Certificates will have the right to repurchase all of the outstanding contracts, at a price sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon.

                           If the holder of the Class C Certificates does not exercise this purchase option, then on the next Remittance Date the trustee will begin an auction process to sell the contracts and the other trust assets at the highest possible price, but the trustee cannot sell the trust assets and liquidate the trust unless the proceeds of that sale are sufficient to pay the aggregate unpaid principal balance of the certificates and

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

                           all accrued and unpaid interest thereon. If the auction of the trust property is not successful because the highest bid received was not sufficient to pay the amount set forth in the previous sentence, then on each Remittance Date thereafter all of the Amount Available remaining after payments of interest and principal due on all Certificates and payment of the monthly Servicing Fee will be used to make additional payments of principal to the Class M-1, M-2, B-1, and B-2 pro rata based on the then outstanding principal balance of such Certificates. In addition, the trustee will continue to conduct an auction of the contracts every third month thereafter, until an acceptable bid is received for the trust property. The Class C Certificateholders purchase option will expire upon the trustee's acceptance of a qualifying bid.

CLASS B-2 INTEREST:        Interest on the outstanding Class B-2 Principal
                           Balance will accrue from the Settlement Date, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance
                           Date.

                           To the extent of (i) the remaining Amount Available, if any, for a Remittance Date after payment of all interest and principal then payable on the Class A-1, Class M-1, Class M-2 and Class B-1 Certificates, and
                           (ii) the Guarantee Payment, if any, for such date, interest will be paid to the Class B-2 Certificateholders on such Remittance Date at the Class B-2 Remittance Rate on the then outstanding Class B-2 Principal Balance. The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed to the Class B-2 Certificateholders (including any Guarantee Payments) on account of principal.

                           In the event that, on a particular Remittance Date, the remaining Amount Available in the Certificate Account plus any amounts actually paid under the Limited Guarantee are not sufficient to make a full distribution of interest to the Class B-2 Certificateholders, the amount of the deficiency will be carried forward as an amount that the Class B-2 Certificateholders are entitled to receive on the next Remittance Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class B-2 Remittance Rate.

CLASS B-2 PRINCIPAL:       Except for payments of the Class B-2 Liquidation Loss
                           Amount under the Limited Guarantee, the Class B-2
                           Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class B-1 Principal Balance has been reduced to zero and (ii) the Class B Distribution Test is satisfied;
                           provided, however, that if the Class A-1 Principal
                           Balance, the Class M-1 Principal Balance, the Class
                           M-2 Principal Balance and the Class B-1 Principal
                           Balance have been reduced to zero, the Class B-2
                           Certificateholders will nevertheless be entitled to receive principal. See "Description of the Certificates--Class B-2 Principal" in the Offering
                           Memorandum.

                           On each Remittance Date on which the Class B-2 Certificateholders are entitled to receive principal, the Class B Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero. Conseco Finance Corp. will be obligated under the Limited Guarantee to pay the amount, if any, by which the Class B Percentage of the Formula Principal Distribution Amount for such Remittance Date exceeds the remaining Amount Available after payment of interest on the Class B-2 Certificates. Conseco Inc., the parent of Conseco Finance Corp., has no obligation with respect to the Class B-2 Certificates.

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

LOSSES ON LIQUIDATED
CONTRACTS:                 If Net Liquidation Proceeds from Liquidated Contracts
                           in the respective collection period are less than the Scheduled Principal Balance of such Liquidated
                           Contract, the shortfall amount will be absorbed by the Class B-3I Certificateholders, then the Monthly
                           Servicing Fee (as long as Conseco Finance Corp. is the Servicer), then the Overcollateralization Amount, then the Class B-2 Certificateholders, then the Class
                           B-1 Certificateholders, then the Class M-2
                           Certificateholders and then the Class M-1
                           Certificateholders, since a portion of the Amount
                           Available equal to such shortfall and otherwise distributable to them will be paid to the Class A-1
                           Certificateholders.


                            CONTRACT CHARACTERISTICS
                            ------------------------

The information presented below relates to the Initial Contracts, which will represent approximately 51% of the Contract Pool. Although the characteristics of the final pool of Contracts will differ from the characteristics of the Initial Contracts shown below, Conseco Finance Corp. does not expect that the characteristics of the Additional Contracts and Subsequent Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.


THE INITIAL CONTRACT POOL

Number of MHCs in pool:                                   9,665
Wgt. Avg. Contract Rate:                                  9.589%
Range of Rates:                                           4.750% - 18.750%
Wgt. Avg. Orig. Maturity:                                 337 months
Wgt. Avg. Rem. Maturity:                                  337 months
Avg. Rem Princ. Balance:                                  $53,185.69
Wgt. Avg. LTV:                                            86.21%
New/Used:                                                 85.15% / 14.85%
Park/Private:                                             18.81% / 81.19%
Single/Double:                                            20.08% / 79.92%
Land/Home:                                                57.88%
Land in Lieu:                                             0.00%
Step Rate:                                                2.79%
Conventional:                                             97.21%

Merrill Lynch                          9
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS

                               Number of          Aggregate Principal               % of Initial
Geographic                     Contracts        Balance Outstanding as            Cutoff Date Pool
Distribution                as of Cutoff Date        of Cutoff Date               Principal Balance
------------                -----------------   ----------------------            -----------------
AE (Military Base)                   1                 $15,187.00                        *
Alabama                            506              18,904,910.06                        3.68%
Arizona                            219              11,544,147.28                        2.25
Arkansas                           161               5,299,210.20                        1.03
California                         261              13,421,913.20                        2.61
Colorado                           198              13,014,245.72                        2.53
Connecticut                          6                 192,409.72                        0.04
Delaware                            48               2,632,772.31                        0.51
Florida                            637              36,004,285.95                        7.00
Georgia                            530              26,874,819.75                        5.23
Idaho                               63               4,020,693.75                        0.78
Illinois                           148               7,232,439.76                        1.41
Indiana                            366              21,400,168.33                        4.16
Iowa                                92               4,798,867.42                        0.93
Kansas                             108               5,286,937.87                        1.03
Kentucky                           290              15,319,950.64                        2.98
Louisiana                          184               7,450,116.16                        1.45
Maine                              100               7,088,004.30                        1.38
Maryland                            32               1,496,977.39                        0.29
Massachusetts                        9                 554,478.67                        0.11
Michigan                           690              47,721,044.98                        9.28
Minnesota                          179               7,506,465.65                        1.46
Mississippi                        163               5,859,246.08                        1.14
Missouri                           225               9,928,109.56                        1.93
Montana                             67               3,735,605.13                        0.73
Nebraska                            42               2,487,773.35                        0.48
Nevada                              91               6,199,395.60                        1.21
New Hampshire                       67               3,832,912.55                        0.75
New Jersey                           5                 129,441.82                        0.03
New Mexico                         118               5,828,781.37                        1.13
New York                           128               6,535,340.60                        1.27
North Carolina                     946              51,962,267.31                       10.11
North Dakota                        25                 860,184.63                        0.17
Ohio                               352              20,162,425.68                        3.92
Oklahoma                           182               7,257,541.30                        1.41
Oregon                             167              13,592,965.68                        2.64
Pennsylvania                       191               9,373,322.73                        1.82
Rhode Island                         2                  64,299.51                        0.01
South Carolina                     395              19,794,275.53                        3.85
South Dakota                        42               1,622,002.26                        0.32
Tennessee                          301              13,674,876.63                        2.66
Texas                              563              24,497,297.98                        4.77
Utah                                40               2,977,367.27                        0.58
Vermont                             70               4,309,720.34                        0.84
Virginia                           203              11,038,736.37                        2.15
Washington                         221              19,038,931.07                        3.70
West Virginia                       97               4,622,821.76                        0.90
Wisconsin                           77               3,477,605.19                        0.68
Wyoming                             57               3,396,426.67                        0.66
                                 -----            ---------------                      ------
Total                            9,665            $514,039,720.08                      100.00%
                                 =====            ===============                      ======

* Indicates a percentage greater than 0% but less than 0.005%

Merrill Lynch                          10
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

YEAR OF ORIGINATION OF INITIAL CONTRACTS

                                Number of          Aggregate Principal Balance           % of Initial Cutoff Date
Year of                      as of Contracts            Outstanding as of                          Pool
Origination                    Cutoff Date                 Cutoff Date                       Principal Balance
-----------                  ---------------       ---------------------------           ------------------------
1996                                   1                       $25,798.81                           0.01%
1997                                   1                        35,442.23                           0.01
1998                                  59                     3,640,802.84                           0.71
1999                               9,604                   510,337,676.20                          99.28
                                   -----                   --------------                          -----

Total                              9,665                  $514,039,720.08                         100.00%
                                   =====                  ===============                         ======


DISTRIBUTION OF ORIGINAL INITIAL CONTRACT AMOUNTS

                                                                      Aggregate Principal          % of Initial Cutoff Date
                                        Number of Contracts as        Balance Outstanding                    Pool
Original Contract Amount                    of Cutoff Date             as of Cutoff Date               Principal Balance
------------------------                ----------------------        -------------------          -------------------------
Less than 10,000                                      276                $2,131,106.11                       0.41%
$10,000      -   $19,999                              951                14,689,605.29                       2.86
$20,000      -   $29,999                            1,323                33,588,160.01                       6.53
$30,000      -   $39,999                            1,502                52,428,022.14                      10.20
$40,000      -   $49,999                            1,090                48,747,710.05                       9.48
$50,000      -   $59,999                              979                53,768,027.04                      10.46
$60,000      -   $69,999                              852                55,276,307.35                      10.75
$70,000      -   $79,999                              741                55,433,665.26                      10.78
$80,000      -   $89,999                              626                53,143,854.57                      10.34
$90,000      -   $99,999                              508                48,154,688.79                       9.37
$100,000     -   $109,999                             310                32,303,087.78                       6.28
$110,000     -   $119,999                             201                23,034,558.87                       4.48
$120,000     -   $129,999                             154                19,142,489.17                       3.72
$130,000     -   $139,999                              79                10,577,762.30                       2.06
$140,000     -   $149,999                              31                 4,450,955.72                       0.87
$150,000     -   $159,999                              16                 2,457,220.52                       0.48
$160,000     -   $169,999                              11                 1,818,764.77                       0.35
$170,000     -   $179,999                               2                   348,002.33                       0.07
$180,000     -   $189,999                               4                   737,183.89                       0.14
$190,000     -   $199,999                               6                 1,169,645.14                       0.23
$200,000     -   $249,999                               3                   638,902.98                       0.12
                                                    -----              ---------------                     ------

Total                                               9,665              $514,039,720.08                     100.00%
                                                    =====              ===============                     =======

Merrill Lynch                          11
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS

                                                                   Aggregate Principal
                                     Number of Contracts as        Balance Outstanding         % of Initial Cutoff Date
Loan-to-Value Ratio                       of Cutoff Date            as of Cutoff Date           Pool Principal Balance
-------------------                  ----------------------        -------------------         ------------------------
Less than 61%                                    402                 $20,452,669.82                       3.98%
61%     -    65%                                 156                   9,103,693.15                       1.77
66%     -    70%                                 246                  14,989,532.62                       2.92
71%     -    75%                                 333                  21,040,203.29                       4.09
76%     -    80%                                 906                  48,378,098.84                       9.41
81%     -    85%                                 760                  47,205,993.24                       9.18
86%     -    90%                               3,127                 170,951,422.27                      33.26
91%     -    95%                               2,844                 150,137,820.37                      29.21
96%     -    100%                                891                  31,780,286.48                       6.18
                                               -----                ---------------                     ------

Total                                          9,665                $514,039,720.08                     100.00%
                                               =====                ===============                     =======

Merrill Lynch                          12
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

INITIAL CONTRACT RATES

                                                                   Aggregate Principal
                                     Number of Contracts as        Balance Outstanding         % of Initial Cutoff Date
Contract Rate                             of Cutoff Date            as of Cutoff Date           Pool Principal Balance
-------------                        ----------------------        -------------------         ------------------------
0.000%       -  5.000%                            5                    $507,049.17                        0.10%
5.001%       -  6.000%                           12                   1,143,259.01                        0.22
6.001%       -  7.000%                          212                  18,977,549.32                        3.69
7.001%       -  8.000%                        2,038                 169,249,435.90                       32.93
8.001%       -  9.000%                          938                  74,636,939.10                       14.52
9.001%       -  10.000%                       1,219                  72,381,482.72                       14.08
10.001%      -  11.000%                       1,135                  54,620,990.77                       10.63
11.001%      -  12.000%                       1,142                  43,810,341.52                        8.52
12.001%      -  13.000%                       1,062                  34,068,882.28                        6.63
13.001%      -  14.000%                         820                  22,404,765.98                        4.36
14.001%      -  15.000%                         719                  15,573,515.32                        3.03
15.001%      -  16.000%                         206                   4,343,579.05                        0.84
Over            16.000%                         157                   2,321,929.94                        0.45
                                              -----                ---------------                      ------

Total                                         9,665                $514,039,720.08                      100.00%
                                              =====                ===============                      =======

Merrill Lynch                          13
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

                                                              Aggregate Principal
Remaining Mos.                 Number of Contracts            Balance Outstanding            % of Initial Cutoff Date
To Maturity                     as of Cutoff Date              as of Cutoff Date              Pool Principal Balance
--------------                 -------------------            -------------------            ------------------------
Less than 31                                3                      $15,357.53                          *
31        -   60                          145                    1,390,714.92                          0.27%
61        -   90                          134                    1,771,635.83                          0.34
91        -   120                         474                    7,373,564.42                          1.43
121       -   150                         100                    2,034,577.58                          0.40
151       -   180                         804                   19,134,646.28                          3.72
181       -   210                           7                      221,074.87                          0.04
211       -   240                         897                   28,831,753.21                          5.61
241       -   270                           5                      198,499.01                          0.04
271       -   300                         634                   23,732,547.06                          4.62
301       -   330                           7                      415,896.54                          0.08
331       -   360                       6,455                  428,919,452.83                         83.44
                                        -----                  --------------                         -----

Total                                   9,665                 $514,039,720.08                        100.00%
                                        =====                 ===============                        =======

* Indicates a percentage greater than 0% but less than 0.005%

Merrill Lynch                          14
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                        MHP PREPAYMENT SENSITIVITIES (1)

                                75% MHP                   100% MHP                   125% MHP                 150% MHP
                                -------                   --------                   --------                 --------
                             WAL/Maturity               WAL/Maturity               WAL/Maturity             WAL/Maturity
To Call
M-2                          15.71   12/20             13.49   06/18             11.68   03/16              10.23   04/14
B-1                          10.12   03/13              8.34   01/11              7.07   05/09               6.12   02/08

To Maturity
M-2                          16.42   08/27             14.25   01/26             12.45   09/23              10.98   09/21

                  MHP PREPAYMENT SENSITIVITIES (1) (continued)

                               175% MHP                   200% MHP                   250% MHP                 300% MHP
                               --------                   --------                   --------                 --------
                             WAL/Maturity               WAL/Maturity               WAL/Maturity             WAL/Maturity
To Call
M-2                           9.26   10/12              8.57   06/11              7.48   05/09               6.71   12/07
B-1                           5.64   05/07              5.45   01/07              5.18   06/06               4.99   01/06

To Maturity
M-2                          10.00   03/20              9.34   12/18              8.33   07/16               7.60   03/14

(1) The following are the assumed characteristics of the Additional Contracts as of the Cut-off Date:

                                                        Wgt. Avg.          Wgt. Avg.
Remaining Months          Aggregate Principal           Original           Remaining               Wgt. Avg.
to Maturity               Balance Outstanding          Term (months)      Term (months)          Contract Rate
----------------          -------------------          -------------      -------------          -------------
0 to 120                     5,869,672.67                104                  104                   13.386
121 to 180                  11,776,438.56                176                  176                   12.568
181 to 240                  16,162,087.34                239                  239                   11.860
241 to 300                  13,312,840.17                299                  299                   11.732
301 to 360                 238,839,241.20                360                  360                    9.076
TOTAL                      285,960,279.94

The following are the assumed characteristics of the Subsequent Contracts as of the Cut-off Date:

                                                        Wgt. Avg.          Wgt. Avg.
Remaining Months          Aggregate Principal           Original           Remaining               Wgt. Avg.
to Maturity               Balance Outstanding          Term (months)      Term (months)          Contract Rate
----------------          -------------------          -------------      -------------          -------------
0 to 120                     4,105,236.34                104                  104                   13.386
121 to 180                   8,236,415.60                176                  176                   12.568
181 to 240                  11,303,728.85                239                  239                   11.860
241 to 300                   9,310,971.56                299                  299                   11.732
301 to 360                 167,043,647.70                360                  360                    9.076
TOTAL                      200,000,000.05

Merrill Lynch                          15
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

        The attached tables and other statistical analyses (the "Term Sheet") are privileged and confidential and are intended for use by the addressee only. This Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

        Numerous assumptions were used in preparing the Term Sheet which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet and/or the assumptions upon which it is based reflect present market conditions or future market performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

        Any yields or weighted average lives shown in the Term Sheet are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Term Sheet. Furthermore, unless otherwise provided, the Term Sheet assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Term Sheet due to differences between the actual underlying assets and the hypothetical assets used in preparing the Term Sheet. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

        Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for final information on any matter discussed in this communication. All information in this Term Sheet will be superseded by the information in the final prospectus and prospectus supplement. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

        Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

        If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Merrill Lynch                          16
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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch
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